EXHIBIT 10.av

                         SUPPLEMENT I TO LOAN DOCUMENTS


         This SUPPLEMENT I TO LOAN DOCUMENTS (this "SUPPLEMENT") is made and executed as of April 14, 2000, by SBS TECHNOLOGIES, INC., a New Mexico corporation ("BORROWER"), and SDL COMMUNICATIONS, INC., a Massachusetts Corporation (the "ADDITIONAL GUARANTOR"), pursuant to the Credit Agreement (hereinafter defined) and in connection with the Second Modification (hereinafter defined). All terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, Borrower and Bank of America, N.A., formerly NationsBank, N.A., a national banking association ("LENDER") have entered into that certain Credit Agreement dated as of December 1, 1998, as modified and extended by (i) Note Modification Agreement dated as of November 30, 1999, (ii) Modification of Credit Agreement, Guaranty Agreements and Related Loan Documents dated as of January 31, 2000 (the "FIRST MODIFICATION"), and (ii) Second Modification of Credit Agreement, Guaranty Agreements and Related Loan Documents (the "SECOND MODIFICATION") dated as of March 31, 2000, executed by and among Lender, Borrower, and the Existing Guarantors (hereinafter defined) (such Credit Agreement as so modified and as it may hereafter be modified, supplemented, extended, renewed or restated, and as in effect from time to time, the "CREDIT AGREEMENT"), which Credit Agreement sets forth the terms and conditions of a revolving credit facility to Borrower;

         WHEREAS, in connection with the Credit Agreement, (a) certain Subsidiaries of Borrower named as Guarantors in the Second Modification (the "EXISTING GUARANTORS") each executed and delivered a Guaranty Agreement (herein so called) dated as of March 31, 2000, (b) the Borrower, the Existing Guarantors and Lender executed that certain Contribution and Indemnification Agreement (the "CONTRIBUTION AGREEMENT") pertaining to the Guaranty Agreements dated as of March 31, 2000, and (c) the Borrower, the Existing Guarantors and Lender executed that certain Security Agreement (herein so called) dated as of March 31, 2000;

         WHEREAS, the Additional Guarantor is a Subsidiary of Borrower that is required by the terms of the Credit Agreement to become a "Guarantor" for all purposes under the Credit Agreement, subject to the terms of the Credit Agreement and each of the other Loan Documents; and

         WHEREAS, Additional Guarantor desires to execute this Supplement because of the direct and/or indirect benefits to be obtained by Additional Guarantor by virtue of the Credit Agreement.

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the mutual promises contained herein and in the Credit Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree as follows:

         1. GUARANTY AGREEMENT. Additional Guarantor acknowledges and understands that Additional Guarantor is a domestic Subsidiary of Borrower and, as such, is required to be a Guarantor under the Credit Agreement. Accordingly, Additional Guarantor is executing a Guaranty Agreement of even date herewith simultaneously with execution hereof, and from and after this date Additional Guarantor shall be a "Guarantor" for all purposes under the Credit Agreement and all the other Loan Documents, and expressly assumes and makes all of the representations, agreements and obligations of a Guarantor therein. By executing and delivering this Supplement, Additional Guarantor becomes a signatory to the Contribution Agreement and


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


hereby expressly assumes all the obligations and liabilities of a "Guarantor" thereunder as if it originally signed the Contribution Agreement.

         2. SECURITY AGREEMENT. By executing and delivering this Supplement, Additional Guarantor hereby (i) becomes a party to the Security Agreement as an "Assignor" thereunder as if Additional Guarantor had originally signed the Security Agreement, (ii) expressly assumes all obligations and liabilities for an "Assignor" thereunder, and (iii) pledges and assigns to Lender (as defined therein), and grants to Lender a security interest in and to, all of the Collateral (as defined in the Security Agreement) of Additional Guarantor, and all right, title and interest of Additional Guarantor therein, wherever located, and now owned or hereafter acquired, as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, subject to and on the terms of the Security Agreement. Schedules A, B, and C to the Security Agreement are each hereby amended by supplementing such Schedules with the information contained in Schedules A, B and C, attached as ANNEX I to this Supplement. Additional Guarantor hereby makes each of the representations, warranties and agreements contained in the Security Agreement on the date hereof, after giving effect to this Supplement.

         3. GENERAL MODIFICATIONS. All of the Loan Documents, including without limitation the Credit Agreement, each Guaranty Agreement, the Contribution Agreement and the Security Agreement, are hereby modified and amended to include Additional Guarantor as a "Guarantor" or "Assignor," or any other defined term used for the Guarantors thereunder to the same extent as the other Guarantors that are parties thereto, without any further action being taken or further documents required to be executed by any party.

         4. COLLATERAL DOCUMENTATION. Borrower and Additional Guarantor agree to execute and/or deliver to Lender any and all other documents and agreements reasonably requested by Lender to further evidence the agreements contained in this Supplement, including without limitation all financing statements necessary or advisable in order to perfect or evidence the Lender's security interests in the Collateral.

         5. AUTHORITY DOCUMENTATION. Additional Guarantor agrees to deliver to Lender all corporate authority and organizational documents required under
Section 4.1 of the Credit Agreement and represents and warrants to Lender that
(a) it is a corporation, duly created, presently existing and in good standing under the laws of the state under which it is organized, (b) it has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as contemplated to be conducted, except where the failure to have any such item would not have a material adverse effect on Additional Guarantor's business and financial condition, (c) the execution, delivery and performance of this Supplement and any other documents executed in connection herewith or with the Credit Agreement have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or office, and do not contravene, or constitute a default under, any provision of applicable law or regulations or of certificate of incorporation or bylaws, articles of organization or regulations, as applicable, of Additional Guarantor, or any other agreement binding on Additional Guarantor, (d) this Supplement, and as a result of the execution hereof, each of the Loan Documents to which the Additional Guarantor is a party, constitute the valid and binding agreement of Additional Guarantor, enforceable in accordance with the terms thereof, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditor rights generally, and
(ii) the availability of equitable principles of general applicability, and (e) Additional Guarantor is executing this Supplement for its direct or indirect benefit, Additional Guarantor has reviewed and is satisfied with the rights of contribution or subrogation to which it may be entitled with respect to all other Guarantors (and such other Guarantors' ability to perform thereon), and such Additional Guarantor has determined that entering into the Credit Agreement and the other Loan Documents enables it to obtain substantial benefits which it would not otherwise have.



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




         6. ADDITIONAL DOCUMENTATION. Additional Guarantor shall execute and deliver to Lender such other agreements, assignments, financing statements, certificates and other documents and instruments as Lender may reasonably request to effect the transactions contemplated hereby and to establish and perfect the liens and security interests intended to be created by the Loan Documents.

         9. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         10. COUNTERPARTS. This Supplement may be executed in any number of original counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, collectively, shall constitute one agreement, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

         11. BINDING. This Supplement shall be binding upon, and inure to the benefit of, the parties hereto and their successors and assigns, subject to the provisions of the Credit Agreement.

         12. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW MEXICO AND APPLICABLE FEDERAL LAWS.

         13. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Executed effective as of the date first above written.

                             BORROWER:

                             SBS TECHNOLOGIES, INC., a New Mexico corporation


                             By: /s/ James E. Dixon Jr.
                                 ----------------------------------
                                     James E. Dixon, Jr.
                                     Vice President, Finance and Administration

                             ADDITIONAL GUARANTOR :

                             SDL COMMUNICATIONS INC., a Massachusetts corporation

                             By: /s/  James E. Dixon Jr.
                                 ----------------------------------
                             Name: James E. Dixon, Jr.
                                   --------------------------------
                             Title: Secretary
                                    -------------------------------

                                     ANNEX I
                                       TO
                                  SUPPLEMENT I

                 SUPPLEMENTS TO SCHEDULES TO SECURITY AGREEMENT


Attached are replacement Schedules A, B and C to the Security Agreement.

Schedule A is also the replacement Schedule A to the Contribution Agreement.

                                   SCHEDULE A


                          List of Subsidiary Assignors


SBS TECHNOLOGIES, INC. CONNECTIVITY PRODUCTS, f/k/a SBS Bit 3 Operations, Inc. SBS TECHNOLOGIES, INC. TELEMETRY AND COMMUNICATIONS PRODUCTS, f/k/a SBS
     Berg Telemetry Systems, Inc.
SBS TECHNOLOGIES INC. MODULAR I/O, f/k/a SBS Greenspring Modular I/O, Inc.
SBS TECHNOLOGIES, INC. EMBEDDED COMPUTERS, f/k/a SBS Embedded Computers, Inc. SBS TECHNOLOGIES INC. INDUSTRIAL COMPUTERS, f/k/a SBS Micro Alliance, Inc.
SBS TECHNOLOGIES INC. COMMUNICATIONS PRODUCTS, f/k/a VI Computer
SDL COMMUNICATIONS, INC.





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


                                   SCHEDULE B


                           Principal Place of Business
                                       and
                 Location of Inventory, Equipment and Furniture

[LOGO]

                             SBS Technologies, Inc.
                             2400 Louisiana Boulevard, N.E.
                             AFC Building 5, Suite 600
                             Albuquerque, NM  87110-4316


                             SBS Technologies, Inc. Telemetry and Communications Products
                             5791 Van Allen Way
                             Carlsbad, CA  92008


                             SBS Technologies Inc. Industrial Computers
                             5791 Van Allen Way
                             Carlsbad, CA  92008


                             SBS Technologies Inc. Communications Products 5791 Van Allen Way
                             Carlsbad, CA  92008


                             SBS Technologies Inc. Modular I/O
                             8371 Central Avenue, Suite C
                             Newark, CA  94560


                             SBS Technologies, Inc. Embedded Computers
                             6301 Chapel Hill Road
                             Raleigh, NC  27607


                             SBS Technologies, Inc. Connectivity Products
                             1284 Corporate Center Drive
                             St. Paul, MN  55121-1245

                             SDL Communications, Inc.
                             46 Eastman Street
                             Easton, MA  02375

                                   SCHEDULE C

                                   Trade Names

            NAME                                                    TRADE NAME(S)
            ----                                                    -------------
SBS Technologies, Inc.                                      None

SBS Technologies, Inc. Telemetry and                        SBS Berg Telemetry Systems, Inc.
Communications Products

SBS Technologies Inc. Industrial Computers                  SBS Micro Alliance, Inc.

SBS Technologies Inc. Communications Products               VI Computer

SBS Technologies Inc. Modular I/O                           SBS Greenspring Modular I/O, Inc.

SBS Technologies, Inc. Embedded Computers                   SBS Embedded Computers, Inc.

SBS Technologies, Inc. Connectivity Products                SBS Bit 3 Operations, Inc.

SDL Communications, Inc.                                    None

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